SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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XOMA CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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XOMA CORPORATION

2910 Seventh Street

Berkeley, CA 94710

(510) 204-7200

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held On October 14, 2016

To the Stockholders of XOMA Corporation:

Notice is hereby given that a special meeting of the stockholders of XOMA Corporation, a Delaware corporation, will be held on October 14, 2016 at 8:00 a.m. local time at our corporate headquarters located at 2910 Seventh Street, Berkeley, CA 94710, for the following purposes:

1.	To approve a series of alternate amendments to the Company’s Amended Certificate of Incorporation, to effect, at the discretion of the Board of Directors, a reverse stock split of the Company’s common stock (the “Common Stock”), whereby each outstanding 12, 14, 16, 18 or 20 shares would be combined, converted and changed into one share of Common Stock, with the effectiveness of one of such amendments and the abandonment of the other amendments, or the abandonment of all amendments, to be determined by the Board of Directors in its discretion; and

2.	To consider any and all other matters that may properly come before the special meeting or any adjournments thereof.

The enclosed proxy statement and accompanying proxy card are being issued in connection with the solicitation of a proxy by the Board of Directors for use at the special meeting on or about September 14, 2016 to all stockholders of record entitled to vote at the special meeting. Please read the attached proxy statement carefully.

You are entitled to notice of, and to vote at, the special meeting, or any adjournments or postponements thereof, only if you were a stockholder of record at the close of business on September 9, 2016. A complete list of stockholders entitled to vote at the special meeting will be open for examination by our stockholders for any purpose germane to the special meeting, during regular business hours, for a period of ten days prior to the special meeting, at the meeting place.

Your vote is important. Whether or not you expect to attend the special meeting in person, please complete, date, sign and return the enclosed proxy, using the enclosed prepaid envelope or vote over the telephone or the Internet in accordance with the instructions set forth on the proxy card, as promptly as possible in order to ensure your representation at the special meeting. If you vote by telephone or Internet, you do not need to return the proxy card. Even if you have voted by proxy, if you attend the special meeting in person, you may revoke your proxy and vote in person. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the special meeting, you must obtain a proxy issued in your name from that record holder.

By Order of the Board of Directors

Denis Quinlan Senior Corporate Counsel and Corporate Secretary

September 12, 2016

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on October 14, 2016 at 8:00 a.m. local time at 2910 Seventh Street, Berkeley, CA 94710

You are cordially invited to attend the special meeting in person. Whether or not you expect to attend the special meeting, please complete, date, sign and return the enclosed proxy, or vote over the telephone or the Internet as instructed in these materials, as promptly as possible in order to ensure your representation at the special meeting. A return envelope (which is postage prepaid if mailed in the United States) has been provided for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the special meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the special meeting, you must obtain a proxy issued in your name from that record holder.

XOMA CORPORATION

2910 Seventh Street

Berkeley, CA 94710

PROXY STATEMENT FOR THE XOMA CORPORATION

SPECIAL MEETING OF STOCKHOLDERS

To Be Held On October 14, 2016

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We sent you this proxy statement and the enclosed proxy card because the Board of Directors of XOMA Corporation (referred to as “XOMA” or “we” or “us” or the “Company”) is soliciting your proxy to vote at a special meeting of our stockholders, which will take place on October 14, 2016. You are invited to attend the special meeting to vote on the proposal described in this proxy statement. However, you do not need to attend the special meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy over the telephone or on the Internet.

We intend to mail this proxy statement and accompanying proxy card on or about September 14, 2016 to all stockholders of record entitled to vote at the special meeting.

Who can vote at the special meeting of stockholders?

Only stockholders of record at the close of business on September 9, 2016 will be entitled to vote at the special meeting. On this record date, there were 120,591,288 shares of Common Stock outstanding and entitled to vote. Information about the stockholdings of our directors and executive officers is contained in the section of this proxy statement entitled “Security Ownership of Certain Beneficial Owners and Management” on pages 13-14 of this proxy statement.

Stockholder of Record: Shares Registered in Your Name

If on September 9, 2016 your shares were registered directly in your name with our transfer agent, Wells Fargo Shareowner Services, then you are a stockholder of record. As a stockholder of record, you may vote in person at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or on the Internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on September 9, 2016 your shares were held, not in your name but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the special meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

You are being asked to consider and approve a series of alternate amendments to the Company’s Amended Certificate of Incorporation, to effect, at the discretion of the Board of Directors a reverse stock split of the Company’s Common Stock, whereby each outstanding 12, 14, 16, 18 or 20 shares would be combined, converted and changed into one share of Common Stock, with the effectiveness of one of such amendments and the abandonment of the other amendments, or the abandonment of all amendments, to be determined by the Board of Directors in its discretion. The Company’s Board of Directors has approved and adopted resolutions proposing, declaring advisable and in the best interests, and recommending to the stockholders of the Company for approval, such amendments.

We will also transact any other business that properly comes before the special meeting.

What are the recommendations of XOMA’s Board of Directors on the matters scheduled for a vote?

The Board of Directors recommends that the stockholders vote FOR the approval of the alternate amendments to the Company’s Amended Certificate of Incorporation to effect, at the discretion of the Board of Directors a reverse stock split of the Company’s Common Stock, whereby each outstanding 12, 14, 16, 18 or 20 shares would be combined, converted and changed into one share of Common Stock, with the effectiveness of one of such amendments and the abandonment of the other amendments, or the abandonment of all amendments, to be determined by the Board of Directors in its discretion.

With respect to any other matter that properly comes before the special meeting, the proxy holders will vote in accordance with their judgment on such matter.

How do I vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the special meeting, vote by proxy using the enclosed proxy card, vote by proxy over the telephone, or vote by proxy on the Internet. Whether or not you plan to attend the special meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the special meeting and vote in person if you have already voted by proxy.

•	To vote in person, come to the special meeting and we will give you a ballot when you arrive.

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To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the special meeting, we will vote your shares as you direct.

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To vote over the telephone, please dial toll-free 1-800-690-6903, using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 11:59 P.M. Eastern Time on October 13, 2016 to be counted.

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To vote on the Internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 11:59 P.M. Eastern Time on October 13, 2016 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank. To vote in person at the special meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of Common Stock you own as of September 9, 2016.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the Internet or in person at the special meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the New York Stock Exchange (the “NYSE”) deems the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholder, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory shareholder votes on executive compensation and on the frequency of shareholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Because Proposal No. 1 is a routine item under applicable NYSE rules, brokers are entitled to vote your shares without your instruction on this proposal.

If stockholders do not approve the alternate amendments to the Company’s Amended Certificate of Incorporation, to effect, at the discretion of the Board of Directors a reverse stock split of the Company’s Common Stock, whereby each outstanding 12, 14, 16, 18 or 20 shares would be combined, converted and changed into one share of Common Stock, with the effectiveness of one of such amendments and the abandonment of the other amendments, or the abandonment of all amendments, to be determined by the Board of Directors in its discretion, then the Company would be unable to complete a reverse stock split as a means to regain compliance with the minimum bid price listing requirement of the Nasdaq Global Market (“Nasdaq”) and would expect the Company’s Common Stock to be subject to delisting from Nasdaq.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “For” the proposal to approve a series of alternate amendments to the Company’s Amended Certificate of Incorporation, to effect, at the discretion of the Board of Directors a reverse stock split of the Company’s Common Stock, whereby each outstanding 12, 14, 16, 18 or 20 shares would be combined, converted and changed into one share of Common Stock, with the effectiveness of one of such amendments and the abandonment of the other amendments, or the abandonment of all amendments, to be determined by the Board of Directors in its discretion. If any other matter is properly presented at the special meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the special meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•	You may submit another properly completed proxy card with a later date.

•	You may grant a subsequent proxy by telephone or through the Internet.

•	You may send a timely written notice that you are revoking your proxy to our Corporate Secretary at 2910 Seventh Street, Berkeley, CA 94710.

•	You may attend the special meeting and vote in person. Simply attending the special meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How are votes counted?

Votes will be counted by the inspector of election appointed for the special meeting, who will separately count “For” and “Against” and “Abstain” votes and broker non-votes. Abstentions and broker non-votes, if any, will be counted towards a quorum, and will have the same effect as “Against” votes.

If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the NYSE on which your broker may vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes. The proposal to approve a series of alternate amendments to the Company’s Amended Certificate of Incorporation, to effect, at the discretion of the Board of Directors a reverse stock split of the Company’s Common Stock, whereby each outstanding 12, 14, 16, 18 or 20 shares would be combined, converted and changed into one share of Common Stock, with the effectiveness of one of such amendments and the abandonment of the other amendments, or the abandonment of all amendments, to be determined by the Board of Directors in its discretion is a routine proposal and, as such, brokers are entitled to vote your shares in their discretion.

How many votes are needed to approve the proposal?

Approval and adoption of the alternate amendments to the Company’s Amended Certificate of Incorporation, to effect, at the discretion of the Board of Directors a reverse stock split of the Company’s Common Stock requires the affirmative vote of at least a majority of our issued and outstanding shares of Common Stock. Abstentions and broker non-votes, if any, will be counted towards a quorum, and will have the same effect as “Against” votes.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares entitled to vote are represented by stockholders present at the special meeting or by proxy. On the record date, there were 120,591,288 shares outstanding and entitled to vote. Thus, 60,295,645 shares must be represented by stockholders present at the special meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy vote (or one is submitted on your behalf by your broker bank or other nominee) or vote in person at the special meeting. Abstentions and broker non-votes, if any, will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the special meeting may adjourn the special meeting to another date.

How can I find out the results of the voting at the special meeting?

Preliminary voting results will be announced at the special meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the special meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the special meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Who will pay for the cost of this proxy solicitation?

We are making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. If you choose to access the proxy materials and/or vote over the Internet, however, you are responsible for Internet access charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. We will request banks, brokers, nominees, custodians and other fiduciaries, who hold shares of XOMA stock in street name, to forward these proxy solicitation materials to the beneficial owners of those shares and we will reimburse them the reasonable out-of-pocket expenses they incur in doing so. Also, the Company has engaged a professional proxy solicitation firm, Georgeson LLC, to assist it in soliciting proxies. The Company will pay a fee of approximately $7,500, plus expenses, to Georgeson LLC for these services and has agreed to indemnify Georgeson LLC against certain liabilities relating to, or arising out of, their engagement.

Will other matters be voted on at the special meeting?

We are not aware of any other matters to be presented at the special meeting other than those described in this proxy statement. If any other matters not described in the proxy statement are properly presented at the special meeting, proxies will be voted in accordance with the best judgment of the proxy holders.

What proxy materials are available on the internet?

The proxy statement is available at www.proxyvote.com.

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT, AND, IF GIVEN OR MADE, SUCH INFORMATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED AND THE DELIVERY OF THIS PROXY STATEMENT SHALL, UNDER NO CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY SINCE THE DATE OF THIS PROXY STATEMENT.

PROPOSAL NO. 1

AMENDMENTS TO CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

Background

The Board of Directors has approved a series of proposed amendments to the Company’s Amended Certificate of Incorporation, as amended (the “Certificate of Incorporation”), that would effect a reverse stock split of all shares of the Company’s Common Stock outstanding or reserved for issuance at ratios of 12:1, 14:1, 16:1, 18:1, or 20:1 (the “Reverse Stock Splits”). The amendments corresponding to these ratios are attached hereto as Appendix A-1, Appendix A-2, Appendix A-3, Appendix A-4 and Appendix A-5, respectively.

Under these proposed amendments, each 12, 14, 16, 18 or 20 shares of Common Stock currently outstanding or reserved for issuance would be combined, converted and changed into one share of Common Stock.

The effectiveness of any one of these amendments and the abandonment of the other amendments, or the abandonment of all of these amendments, will be determined by the Board of Directors following the special meeting in its discretion. The Board of Directors has recommended that these proposed amendments be presented to the Company’s stockholders for approval.

Upon receiving stockholder approval of the proposed amendments, the Board of Directors will have the sole discretion, to elect, as it determines to be in the best interests of the Company and its stockholders, whether to effect any of the alternative Reverse Stock Splits and, if so, the number of shares – 12, 14, 16, 18 or 20 – of Common Stock which will be combined into one share of Common Stock. The Board of Directors believes that stockholder approval of these five selected reverse split ratios (as opposed to approval of a single reverse split ratio) provides the Board of Directors with maximum flexibility to achieve the purposes of a reverse stock split and, therefore, is in the best interests of the Company and its stockholders.

If the Board of Directors determines to effect one of the alternative Reverse Stock Splits by filing the applicable amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware, the Certificate of Incorporation would be amended accordingly, and all other amendments will be abandoned. Approval of the Reverse Stock Splits will authorize the Board of Directors in its discretion to effectuate a reverse stock split in any of the ratios, or not to effect any of the Reverse Stock Splits. The text of the form of amendments to the Certificate of Incorporation, one of which would be filed with the Secretary of State of the State of Delaware to effect the reverse stock split reflected therein, are set forth in Appendices A-1 through A-5 to this Proxy Statement. However, such text is subject to amendment to include such changes as may be required by the office of the Secretary of State of the State of Delaware or as the Board deems necessary and advisable to effect one of the Reverse Stock Splits, if any.

Except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of outstanding Common Stock immediately following any of the Reverse Stock Splits as such stockholder held immediately prior to such Reverse Stock Split. The par value of the Common Stock would remain unchanged at $0.0075 per share. The amendment would not change the number of authorized shares of Common Stock. Accordingly, the Reverse Stock Split selected, if any, will have the effect of creating additional unreserved shares of our authorized common stock. These additional shares may be used by us for various purposes in the future without further stockholder approval, including, among other things:

•	raising capital to fund our clinical trials and to continue as a going concern;

•	establishing strategic relationships with other companies;

•	providing equity incentives to our employees, officers or directors; and

•	expanding our business or product lines through the acquisition of other businesses or products.

While we anticipate that we will be required to seek additional equity or debt financing to fund our operations through the next 12 months, currently, we do not have any plans, arrangements, understandings, or commitments with regard to the issuance of additional authorized but unissued and unreserved shares of common stock that would be created by the reverse stock split.

The increase in the number of shares of authorized but unissued and unreserved common stock may have an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of the Certificate of Incorporation or Bylaws.

The increased number of available authorized but unissued shares as a result of the reverse stock split would give the Company’s management more flexibility to resist or impede a third-party takeover bid that provides an above-market premium that is favored by a majority of the independent stockholders. Any such anti-takeover effect of a reverse stock split would be in addition to existing anti-takeover provisions of the Certificate of Incorporation and Bylaws.

Reasons for The Reverse Stock Split

Our Common Stock is listed on the Nasdaq Global Market (“Nasdaq”) under the symbol “XOMA.” Nasdaq has several continued listing criteria that companies must satisfy in order to remain listed on the exchange. One criteria for continued listing is that we maintain a trading price that is greater than or equal to $1.00 per share. On March 15, 2016, we were notified by Nasdaq that we were out of compliance with its Listing Rule 5450(a)(1), which requires maintenance of a minimum bid price of $1.00 per share. At that time, Nasdaq advised that if we failed to achieve compliance with this requirement in the period ending on September 12, 2016, Nasdaq would notify us that our securities would be subject to delisting. We will not achieve compliance with this requirement prior to September 12, 2016.

Our Board believes that the continued listing of our Common Stock on Nasdaq is in the best interests of our stockholders. If our Common Stock was delisted from Nasdaq, trading, if any, in our securities may then continue to be conducted in the over-the-counter market on the OTC bulletin board, OTC Markets or in the “pink sheets.” In this case, we could face significant material adverse consequences, including:

•	the issuance of our securities may require compliance with the individual securities laws or “blue sky” laws of several states, which may be time consuming and costly;

•	limited availability of market quotations for our securities;

•

the determination that our Common Stock is a “penny stock,” which would require brokers trading in our Common Stock to adhere to more stringent rules, possibly resulting in a reduced level of trading activity in the secondary trading market for our Common Stock;

•	more limited amount of news and analyst coverage for us;

•	decreased ability to issue additional securities or obtain additional financing in the future; and

•	decreased ability of our security holders to sell their securities in certain states.

The purpose of the reverse stock split is to increase the market price of our Common Stock. The Board intends to implement one of the Reverse Stock Splits only if it believes that a decrease in the number of shares outstanding is likely to improve the trading price for our Common Stock and improve the likelihood that we will be allowed to maintain our listing on Nasdaq. If the trading price of our Common Stock increases without implementing one of the Reverse Stock Splits, the Board may exercise its discretion not to implement any of the Reverse Stock Splits.

The Board believes that stockholder approval of the range of potential exchange ratios (rather than a single exchange ratio) provides the Board with the flexibility to achieve the desired results of the reverse stock split. By voting in favor of the Reverse Stock Splits, you are expressly authorizing the Board to select one of the Reverse Stock Splits from among the ratios set forth in this Proposal No. 1. If the stockholders approve this proposal, the Board would effect one of the Reverse Stock Splits only upon the Board’s determination that such Reverse Stock Split would be in the best interests of the Company and its stockholders at that time.

To effect the reverse stock split, the Board would set the timing for such a split and select the specific ratio from the range of ratios described in this Proposal No. 1. No further action on the part of stockholders will be required to either implement one or abandon all of the Reverse Stock Splits. If the proposal is approved by stockholders, and the Board determines to implement one of the Reverse Stock Splits, we would communicate to the public the specific ratio the Board selects.

You should keep in mind that the implementation of a reverse stock split does not have an effect on the actual or intrinsic value of the Company’s business or your proportional ownership in the Company. You should also consider that in many cases, the market price of a company’s shares declines after a reverse stock split.

Board Discretion to Implement Reverse Stock Split

If the Reverse Stock Splits are approved by the Company’s stockholders at the special meeting, the actual reverse stock split will be effected, if at all, only upon a subsequent determination by the Board of Directors that one of the Reverse Stock Splits (with a reverse split ratio determined by the Board of Directors as described above) is in the best interests of the Company and its stockholders at the time. Such determination will be based upon many factors, including existing and expected marketability and liquidity of the Common Stock, prevailing market conditions and the likely effect on the market price of the Common Stock. Notwithstanding approval of the Reverse Stock Splits by the stockholders, the Board of Directors may, in its sole discretion, abandon all of the proposed amendments and determine prior to the effectiveness of any filing with the Delaware Secretary of State not to effect any of the Reverse Stock Splits.

Criteria to be Used for Decision to Effect a Reverse Stock Split

If the stockholders approve the Reverse Stock Splits, the Board of Directors will be authorized to proceed with any of the alternative Reverse Stock Splits that it selects in its sole discretion. In determining whether to proceed with one of the Reverse Stock Splits, the Board expects to consider a number of factors, including market conditions, existing and expected trading prices of our Common Stock, the listing requirements of each of the Nasdaq Global Market and Nasdaq Capital Market, our additional funding requirements, and the amount of our authorized but unissued Common Stock. The Board does not intend for this transaction to be the first step in a series of plans or proposals of a “going private” transaction within the meaning of Rule 13e-3 of the Exchange Act.

Effects of the Reverse Stock Split

After the reverse stock split, each stockholder will own a reduced number of shares of Common Stock. This would affect all of the Company’s stockholders uniformly and would not affect any stockholder’s percentage ownership in the Company, except to the extent that the reverse stock split results in a stockholder owning a fractional share as described below. The number of stockholders of record would not be affected by the reverse stock split, except to the extent that any stockholder holds only a fractional share interest and receives cash for such interest after such reverse stock split.

Proportionate voting rights and other rights of the holders of Common Stock would not be affected by the reverse stock split (other than as a result of the payment of cash in lieu of fractional shares as described below). For example, a holder of 2% of the voting power of the outstanding shares of Common Stock immediately prior to the reverse stock split would continue to hold 2% of the voting power of the outstanding shares of Common Stock after the reverse stock split.

The reverse stock split would reduce the number of shares of Common Stock available for issuance under the Company’s Amended and Restated 2010 Long Term Incentive Plan (the “2010 Plan”) and its 2015 Employee Stock Purchase Plan (the “2015 ESPP”) in proportion to the reverse split ratio of the reverse stock split. As of August 29, 2016, the number of shares of Common Stock authorized for issuance but unissued under the 2010 Plan is 4,713,628 and the number of shares of Common Stock authorized for issuance but unissued under the 2015 ESPP is 66,896.

As of August 29, 2016, the company has outstanding certain stock options to purchase approximately 7,436,703 shares of Common Stock and 3,785,400 shares of Common Stock subject to outstanding restricted stock units, all of which were granted under the 2010 Plan and various other prior plans and non-plan agreements. Under the terms of each of the various plans and agreements governing the Company’s outstanding options, the reverse stock split will effect a reduction in the number of shares of the Company’s Common Stock issuable upon the exercise of such options in proportion to the reverse split ratio of the reverse stock split. The reverse stock split will effect a proportionate increase in the exercise prices of the Company’s outstanding stock options. In connection with the reverse stock split, the number of shares of the Company’s Common Stock issuable upon the exercise or conversion of outstanding stock options will be rounded down to the next whole share, and no cash payment will be made in respect of such rounding.

Similarly, under the terms of each of the various plans and agreements governing the Company’s outstanding restricted stock units, the reverse stock split will effect a reduction in the number of shares of the Company’s Common Stock issuable upon the vesting of such restricted stock units in proportion to the reverse split ratio of the reverse stock split. In connection with the reverse stock split, the number of shares of the Company’s Common Stock issuable upon the vesting of outstanding restricted stock units will be rounded down to the next whole share, and no cash payment will be made in respect of such rounding.

The following table contains approximate information relating to the Common Stock under each of the proposed amendments based on share information as of August 29, 2016:

	Number of Shares of Common Stock Before Reverse Stock Split	Estimated Number of Shares of Common Stock After Reverse Stock Split(1)
		12:1 (See Appendix A-1)	14:1 (See Appendix A-2)	16:1 (See Appendix A-3)	18:1 (See Appendix A-4)	20:1 (See Appendix A-5)
Issued and outstanding	120,591,288	10,049,274	8,613,663	7,536,956	6,699,516	6,029,564
Reserved for future issuance pursuant to employee benefit plans	4,780,524	398,377	341,466	298,783	265,585	239,026
Reserved for future issuance pursuant to outstanding options, restricted stock units and warrants	29,553,193	2,462,766	2,110,942	1,847,075	1,641,844	1,477,660

(1)	The shares presented are an estimate as we do not know the number of fractional shares that will be required to be paid out in cash following the reverse stock split.

No fractional shares of Common Stock will be issued in connection with any of the proposed Reverse Stock Splits. Holders of Common Stock who would otherwise receive a fractional share of Common Stock pursuant to the reverse stock split will receive cash in lieu of the fractional share as explained more fully below.

The Common Stock is currently registered under Section 12(b) of the Exchange Act, and the Company is subject to the periodic reporting and other requirements of the Exchange Act. The reverse stock split would not affect the registration of the Common Stock under the Exchange Act. After the Reverse Stock Split, provided that the Company continues to meet the minimum bid price and other listing requirements, the Common Stock would continue to be reported on the NASDAQ Global Market under the symbol “XOMA”.

Certain Risks and Potential Disadvantages Associated with the Reverse Stock Split

If the reverse stock split is implemented, some stockholders may consequently own less than one hundred shares of Common Stock. A purchase or sale of less than one hundred shares (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than one hundred shares following the reverse stock split may be required to pay modestly higher transaction costs should they then determine to sell their shares in the Company.

The effect of the reverse stock split upon the market prices for the Common Stock cannot be accurately predicted, and the history of similar stock split combinations for companies in like circumstances is varied. In particular, there is no assurance that the price per share of the Common Stock after the reverse stock split will be 12, 14, 16, 18 or 20 times, as applicable, the price per share of the Common Stock immediately prior to the reverse stock split. Furthermore, there can be no assurance that the market price of the Common Stock immediately after the proposed reverse stock split will be maintained for any period of time. Even if an increased share price can be maintained, the reverse stock split may not achieve the other desired results which have been outlined above. Moreover, because some investors may view a reverse stock split negatively, there can be no assurance that approval of the Reverse Stock Splits will not adversely impact the market price of the Common Stock or, alternatively, that the market price following the reverse stock split will either exceed or remain in excess of the current market price.

In addition, although we believe the reverse stock split may enhance the desirability of our Common Stock to certain potential investors, we cannot assure you that, if implemented, our Common Stock will be more attractive to institutional and other long term investors or that the liquidity of our Common Stock will increase since there would be a reduced number of shares outstanding after the reverse stock split.

Effective Date

If the proposed Reverse Stock Splits are approved at the special meeting and the Board of Directors elects to proceed with one of the Reverse Stock Splits in one of the approved ratios, the reverse stock split would become effective as of the filing (the “Effective Time”) of the applicable certificate of amendment to the Certificate of Incorporation with the office of the Secretary of State of the State of Delaware. Except as explained below with respect to fractional shares, at the Effective Time, all shares of Common Stock issued and outstanding immediately prior thereto will be, automatically and without any action on the part of the stockholders, combined and converted into new shares of Common Stock in accordance with the reverse stock split ratio determined by the Board of Directors among the choices set forth in this Proposal No. 1.

Exchange of Stock Certificates

As soon as practicable after the effective date of the reverse stock split, stockholders will be notified that the reverse stock split has been effected. Wells Fargo Shareowner Services, our transfer agent, will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-split shares will be asked to surrender to the exchange agent certificates representing pre-split shares in exchange for certificates representing post-split shares in accordance with the procedures to be set forth in a letter of transmittal that will be delivered to our stockholders. No new certificates will be issued to a stockholder until the stockholder has surrendered to the exchange agent his, her or its outstanding certificate(s) together with the properly completed and executed letter of transmittal. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT THEIR STOCK CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL FORM FROM OUR EXCHANGE AGENT. STOCKHOLDERS ARE ENCOURAGED TO PROMPTLY SURRENDER CERTIFICATES TO THE EXCHANGE AGENT FOLLOWING RECEIPT OF TRANSMITTAL FORMS IN ORDER TO AVOID HAVING SHARES POSSIBLY BECOMING SUBJECT TO ESCHEAT LAWS.

Stockholders whose shares are held in book-entry form or by their stockbroker do not need to submit old share certificates for exchange. These stockholders’ book-entry records or brokerage accounts will automatically reflect the new quantity of shares based on the selected reverse stock split ratio. As soon as practicable after the Effective Time, our transfer agent will send to such stockholders or their brokers a transmittal letter along with a statement of ownership indicating the number of post-reverse stock split shares of common stock held. Beginning on the effective date of the reverse stock split, each certificate or other share ownership record representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

Cash Payment In Lieu of Fractional Shares

No fractional shares of Common Stock will be issued as a result of the reverse stock split. Instead, in lieu of any fractional shares to which a holder of Common Stock would otherwise be entitled as a result of the reverse stock split, the Company shall pay cash equal to such fraction multiplied by: (i) the average closing sale price of shares of Common Stock for the 10 trading days immediately prior to the Effective Time (calculated on a post- reverse split basis) or, if no such sale takes place on such days, the average of the closing bid and asked prices for such days, as officially reported on the NASDAQ Global Market, or, if the Common Stock is then not listed on the NASDAQ Global Market or the NASDAQ Capital Market, the average closing bid price per share of the Common Stock for such days, as then quoted on the OTC Bulletin Board or any tier of the OTC Markets, or (ii) if the Common Stock is not traded on or quoted on a nationally recognized securities exchange, inter-dealer quotation system or over-the-counter market, the fair market value of the Common Stock as determined by the Board of Directors of the Company in its reasonable good faith judgement. Upon stockholder approval of this proposal, if the Board of Directors elects to implement the reverse stock split at a reverse split ratio of 12:1, 14:1, 16:1, 18:1 or 20:1, stockholders owning less than 12, 14, 16, 18 or 20 shares, respectively, of Common Stock prior to the reverse stock split would be eliminated. However, even if the Board of Directors selects the maximum reverse stock split ratio of 20:1, the Company does not expect that cashing out fractional stockholders would substantially reduce the number of stockholders of record.

Discretionary Authority of the Board to Abandon Reverse Stock Split

The Board reserves the right to abandon the Reverse Stock Splits without further action by our stockholders at any time before the effectiveness of the certificate of amendment, even if the Reverse Stock Splits have been authorized by our stockholders. By voting in favor of the Reverse Stock Splits, you are expressly also authorizing our Board to determine not to proceed with, and abandon, each of the Reverse Stock Splits if it should so decide.

No Appraisal Rights

Under the Delaware General Corporation Law, our stockholders do not have a right to dissent and are not entitled to appraisal rights with respect to the proposed amendments to our Certificate of Incorporation to effect the reverse stock split, and we will not independently provide our stockholders with any such rights.

Material Federal Income Tax Consequences

The following is a summary of the material federal income tax considerations of the proposed reverse stock split. It addresses only stockholders who hold the pre-reverse split shares and post-reverse split shares as capital assets. It does not purport to be complete and does not address stockholders subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, mutual funds, foreign stockholders, stockholders who hold the pre-reverse split shares as part of a straddle, hedge, or conversion transaction, stockholders who hold the pre-reverse split shares as qualified small business stock within the meaning of Section 1202 of the Internal Revenue Code of 1986, as amended, or the Code, stockholders who are subject to the alternative minimum tax or Medicare contribution tax provisions of the Code, or stockholders who acquired their pre-reverse split shares pursuant to the exercise of employee stock options or otherwise as compensation. This summary is based upon current federal income tax law, which may change, possibly even retroactively. It does not address tax considerations under state, local, foreign, and other laws. Furthermore, we have not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of the reverse stock split. Each stockholder is advised to consult his, her or its tax advisor as to the federal income tax consequences of the Reverse Stock Split in such stockholder’s situation.

The federal income tax consequences of the reverse stock split will vary depending on whether a stockholder receives solely a reduced number of shares in the reverse stock split or receives cash for fractional shares. A stockholder who receives solely a reduced number of shares generally will not recognize gain or loss in the reverse stock split. A stockholder who receives cash for fractional shares generally will recognize gain or loss equal to the difference between the portion of the tax basis of the pre-reverse split shares allocated to the fractional share interest and the cash received for such fractional share. Such gain or loss will be a capital gain or loss and will be short term if the pre-reverse split shares were held for one year or less and long term if held more than one year. The aggregate tax basis of the post-reverse split shares received will be equal to the aggregate tax basis of the pre-reverse split shares exchanged therefor (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of the post-reverse split shares received will include the holding period of the pre-reverse split shares exchanged.

No gain or loss will be recognized by XOMA as a result of the reverse stock split.

Required Vote

The affirmative vote of the holders of a majority of the shares of the Common Stock outstanding will be required to approve the Reverse Stock Splits and the corresponding amendments to the Certificate of Incorporation to effect the Reverse Stock Splits. As a result, abstentions and broker non-votes, if any, will have the same effect as “Against” votes.

THE BOARD OF DIRECTORS RECOMMENDS THAT

STOCKHOLDERS VOTE FOR APPROVAL OF THE SERIES OF PROPOSED AMENDMENTS TO THE COMPANY’S CERTIFICATE OF INCORPORATION, THAT WOULD EFFECT A REVERSE STOCK SPLIT OF ALL OUTSTANDING SHARES OF THE COMPANY’S COMMON STOCK.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding all stockholders known by the Company to be the beneficial owners of more than 5% of the Company’s issued and outstanding shares of Common Stock and regarding each director, each of our named executive officers (“NEOs”) and all directors and executive officers as a group, together with the approximate percentages of issued and outstanding shares of Common Stock owned by each of them. Percentages are calculated based upon shares issued and outstanding plus shares that the holder has the right to acquire under stock options, warrants exercisable and restricted stock units releasable within 60 days from August 29, 2016. The percentages in the table below are based on an aggregate of 120,591,288 shares of Common Stock issued and outstanding as of August 29, 2016. Except for information based on Schedules 13G and 13D, as indicated in the footnotes, amounts are as of August 29, 2016, and each of the stockholders has sole voting and investment power with respect to the shares of Common Stock beneficially owned, subject to community property laws where applicable. An individual’s presence on this or any other table presented herein is not intended to be reflective of such person’s status as a “reporting person” under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The address for each director and executive officer listed in the table below is c/o XOMA Corporation, 2910 Seventh Street, Berkeley, California 94710.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned(%)
Thomas Burns(1)	166,076	*
Peter Barton Hutt(2)	244,911	*
Thomas Klein(3)	51,815	*
Fred Kurland(4)	589,130	*
Joseph M. Limber(5)	198,303	*
James Neal(6)	288,953	*
Paul D. Rubin, M.D.(7)	614,022	*
Patrick J. Scannon, M.D., Ph.D.(8)	482,651	*
W. Denman Van Ness(9)	236,141	*
John Varian(10)	1,425,243	1.18
Timothy P. Walbert(11)	234,142	*
Chris Wells(12)	292,273	*
Jack L. Wyszomierski(13)	233,588	*
All directors and current executive officers as a group as of the record date (12 persons)	4,725,934	3.92%

*	Indicates less than 1%.
(1)	Includes 117,067 of Common Stock issuable upon the exercise of options or RSUs releasable within 60 days after August 29, 2016 and 13,488 shares of Common Stock that have been deposited pursuant to the Company’s Deferred Saving Plan.
(2)	Includes 244,911 shares of Common Stock issuable upon the exercise of options exercisable or RSUs releasable within 60 days after August 29, 2016.
(3)	Mr. Klein’s employment with XOMA ended in August 2015. Includes 4,660 shares of Common Stock that have been deposited pursuant to the Company’s Deferred Savings Plan.
(4)	Mr. Kurland’s employment with XOMA ended in April 2015. Includes 503,153 of Common Stock issuable upon the exercise of options within 60 days after August 29, 2016. Includes 5,254 shares of Common Stock held by The Kurland Family Living Trust and 5,577 shares of Common Stock that have been deposited pursuant to the Company’s Deferred Savings Plan.
(5)	Includes 105,406 shares of Common Stock issuable upon the exercise of options exercisable as of 60 days after August 29, 2016.

(6)	Includes 206,862 of Common Stock issuable upon the exercise of options or RSUs releasable within 60 days after August 29, 2016 and 13,463 shares of Common Stock that have been deposited pursuant to the Company’s Deferred Savings Plan.
(7)	Includes 415,711 shares of Common Stock issuable upon the exercise of options exercisable as of 60 days after August 29, 2016 and 13,422 shares of Common Stock that have been deposited pursuant to the Company’s Deferred Savings Plan.
(8)	Includes 411,760 shares of Common Stock issuable upon the exercise of options exercisable as of 60 days after August 29, 2016, 33,803 shares of Common Stock that have been deposited pursuant to the Company’s Deferred Savings Plan and 750 shares held by Dr. Scannon’s daughter.
(9)	Includes 168,060 shares of Common Stock issuable upon the exercise of options exercisable as of 60 days after August 29, 2016. Includes 2,600 shares of Common Stock held by The Van Ness 1983 Revocable Trust, of which Mr. Van Ness is a trustee, and 20 shares held in individual retirement accounts.
(10)	Includes 1,000,142 shares of Common Stock issuable upon the exercise of options exercisable or RSUs releasable within 60 days after August 29, 2016 and 27,260 shares of Common Stock that have been deposited to the Company’s Deferred Savings Plan.
(11)	Includes 136,150 shares of Common Stock issuable upon the exercise of options exercisable or RSUs releasable within 60 days after August 29, 2016.
(12)	Includes 261,011 of Common Stock issuable upon the exercise of options or RSUs releasable within 60 days after August 29, 2016 and 19,637 shares of Common Stock that have been deposited to the Company’s Deferred Savings Plan.
(13)	Includes 135,596 shares of Common Stock issuable upon the exercise of options exercisable or RSUs releasable within 60 days after August 29, 2016.

STOCKHOLDER PROPOSALS AND OTHER COMMUNICATIONS

A stockholder who intends to present a proposal at the 2017 meeting of stockholders must submit such proposal to the Company by December 9, 2016 for inclusion in the Company’s 2017 proxy statement and proxy card relating to such meeting. The proposal must be mailed to the Company’s principal office at 2910 Seventh Street, Berkeley, California 94710, Attention: Secretary and must comply with all applicable requirements of Rule 14a-8 promulgated under the Exchange Act. A stockholder who intends to submit a proposal that is not to be included in next year’s proxy materials, but that may be considered at the annual meeting of stockholders to be held in 2017, must do so in writing following the above instructions not earlier than the close of business on January 23, 2017 and not later than the close of business on February 22, 2017. We advise you to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations, including the different notice submission date requirements in the event our annual meeting for 2017 is held more than 30 days before or 60 days after May 19, 2017.

For all other stockholders communications with the Board or a particular director, a stockholder may send a letter to the Company’s principal office at 2910 Seventh Street, Berkeley, California 94710, Attention: Secretary. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.” The letter must identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board or just certain specified individual director or directors.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your broker or XOMA by written request to XOMA’s Corporate Secretary at 2910 Seventh Street, Berkeley, CA 94710 or by telephone at (510) 204-7200. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

FORWARD LOOKING STATEMENTS

This document includes certain estimates and other forward-looking statements, including statements relating to the proposed reverse stock split. These statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from these expectations due to changes in global economic conditions and competition. Important factors that could cause actual results to differ materially from those expressed or implied by these forward-looking statements include other factors which may be identified from time to time in our SEC filings and other public announcements, including XOMA’s Form 10-K for the fiscal year ended December 31, 2015, Form 10-Q for the quarterly period ended March 31, 2016 and Form 10-Q for the quarterly period ended June 30, 2016. We assume no obligation to update these forward-looking statements to reflect actual results, changes in risks, uncertainties or assumptions underlying or affecting such statements or for prospective events that may have a retroactive effect.

OTHER MATTERS

The Board does not know of any matters to be presented at this special meeting other than those set forth in this proxy statement. If other matters should properly come before the meeting, it is intended that the proxy holders will vote on such matters in accordance with their best judgment.

It is important that your shares of Common Stock be represented at the meeting, regardless of the number of shares of Common Stock which you hold. You are, therefore, urged to promptly vote your proxy by completing, signing and returning the enclosed proxy, using the enclosed prepaid envelope, or voting over the telephone or the Internet in accordance with the instructions set forth on the proxy card.

We are a reporting company and file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy these reports, proxy statements and other information at the Securities and Exchange Commission public reference rooms. A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 is available without charge upon written request to: Corporate Secretary, XOMA Corporation, 2910 Seventh Street, Berkeley, CA 94710.

By Order of the Board of Directors,

Denis Quinlan Senior Corporate Counsel and Corporate Secretary

September 12, 2016

APPENDIX A-1

CERTIFICATE OF AMENDMENT

TO THE

AMENDED CERTIFICATE OF INCORPORATION

OF

XOMA CORPORATION

Pursuant to Section 242 of the

General Corporation Law of the State of Delaware (“DGCL”)

XOMA Corporation (the “Company”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

1. That the Company was incorporated under the name XOMA Corporation, pursuant to an original Certificate of Incorporation filed with the Secretary of State of the State of Delaware on December 23, 2011, which became effective on December 31, 2011 (the “Certificate of Incorporation”). A Certificate of Domestication was filed with the Secretary of State on December 23, 2011, which became effective on December 31, 2011. A Certificate of Amendment of Certificate of Incorporation was filed with the Secretary of State on May 25, 2012 and a Certificate of Amendment to the Amended Certificate of Incorporation was filed with the Secretary of State on May 22, 2014.

2. That the Board of Directors duly adopted a resolution proposing to amend the Certificate of Incorporation, declaring said amendment to be advisable and directing that the amendment proposed be considered at a special meeting of the stockholders.

3. That thereafter a Special Meeting of Stockholders of the Company was duly called and held, upon notice in accordance with Section 222 of the DGCL, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment of the Certificate of Incorporation.

4. That, accordingly, the first paragraph of Article FOURTH is hereby amended and restated in its entirety to read as follows:

“FOURTH: The total number of shares of all classes of stock which the Company shall have authority to issue is 278,333,332, of which 277,333,332 shares with a par value of $0.0075 per share shall be designated as common stock (“Common Stock”) and 1,000,000 shares with par value $0.05 per share shall be designated as preferred stock (“Preferred Stock”). Effective as of 5:00 p.m., Eastern time, on the date this Certificate of Amendment of Amended Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, each twelve (12) shares of Common Stock, par value $0.0075 per share, issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock, par value $.0075 per share; provided, however, that the Corporation shall issue no fractional shares as a result of the actions set forth herein but shall instead pay to the holder of such fractional share a sum in cash equal to such fraction multiplied by: (i) the average closing sale price of shares of Common Stock for the 10 trading days immediately prior to the Effective Time (calculated on a post-reverse split basis) or, if no such sale takes place on such days, the average of the closing bid and asked prices for such days, as officially reported on the NASDAQ Global Market, or, if the Common Stock is then not listed on the NASDAQ Global Market or the NASDAQ Capital Market, the average closing bid price per share of the Common Stock for such days, as then quoted on the OTC Bulletin Board or any tier of the OTC Markets, or (ii) if the Common Stock is not traded on or quoted on a nationally recognized securities exchange, inter-dealer quotation system or over-the-counter market, the fair market value of the Common Stock as determined by the Board of Directors of the Company in its reasonable good faith judgement.”

5. That said amendment of the Certificate of Incorporation was duly adopted in accordance with Section 242 of the DGCL.

A-1-1

IN WITNESS WHEREOF, the Company has caused this Certificate of Amendment of Certificate of Incorporation to be executed by a duly authorized officer thereof on this [            ] day of October 2016.

XOMA CORPORATION

By:
	Name:	John Varian
	Title:	Chief Executive Officer

A-1-2

APPENDIX A-2

CERTIFICATE OF AMENDMENT

TO THE

AMENDED CERTIFICATE OF INCORPORATION

OF

XOMA CORPORATION

Pursuant to Section 242 of the

General Corporation Law of the State of Delaware (“DGCL”)

XOMA Corporation (the “Company”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

1. That the Company was incorporated under the name XOMA Corporation, pursuant to an original Certificate of Incorporation filed with the Secretary of State of the State of Delaware on December 23, 2011, which became effective on December 31, 2011 (the “Certificate of Incorporation”). A Certificate of Domestication was filed with the Secretary of State on December 23, 2011, which became effective on December 31, 2011. A Certificate of Amendment of Certificate of Incorporation was filed with the Secretary of State on May 25, 2012 and a Certificate of Amendment to the Amended Certificate of Incorporation was filed with the Secretary of State on May 22, 2014.

2. That the Board of Directors duly adopted a resolution proposing to amend the Certificate of Incorporation, declaring said amendment to be advisable and directing that the amendment proposed be considered at a special meeting of the stockholders.

3. That thereafter a Special Meeting of Stockholders of the Company was duly called and held, upon notice in accordance with Section 222 of the DGCL, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment of the Certificate of Incorporation.

4. That, accordingly, the first paragraph of Article FOURTH is hereby amended and restated in its entirety to read as follows:

“FOURTH: The total number of shares of all classes of stock which the Company shall have authority to issue is 278,333,332, of which 277,333,332 shares with a par value of $0.0075 per share shall be designated as common stock (“Common Stock”) and 1,000,000 shares with par value $0.05 per share shall be designated as preferred stock (“Preferred Stock”). Effective as of 5:00 p.m., Eastern time, on the date this Certificate of Amendment of Amended Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, each fourteen (14) shares of Common Stock, par value $0.0075 per share, issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock, par value $.0075 per share; provided, however, that the Corporation shall issue no fractional shares as a result of the actions set forth herein but shall instead pay to the holder of such fractional share a sum in cash equal to such fraction multiplied by: (i) the average closing sale price of shares of Common Stock for the 10 trading days immediately prior to the Effective Time (calculated on a post-reverse split basis) or, if no such sale takes place on such days, the average of the closing bid and asked prices for such days, as officially reported on the NASDAQ Global Market, or, if the Common Stock is then not listed on the NASDAQ Global Market or the NASDAQ Capital Market, the average closing bid price per share of the Common Stock for such days, as then quoted on the OTC Bulletin Board or any tier of the OTC Markets, or (ii) if the Common Stock is not traded on or quoted on a nationally recognized securities exchange, inter-dealer quotation system or over-the-counter market, the fair market value of the Common Stock as determined by the Board of Directors of the Company in its reasonable good faith judgement.”

5. That said amendment of the Certificate of Incorporation was duly adopted in accordance with Section 242 of the DGCL.

A-2-1

IN WITNESS WHEREOF, the Company has caused this Certificate of Amendment of Certificate of Incorporation to be executed by a duly authorized officer thereof on this [            ] day of October 2016.

XOMA CORPORATION

By:
	Name:	John Varian
	Title:	Chief Executive Officer

A-2-2

APPENDIX A-3

CERTIFICATE OF AMENDMENT

TO THE

AMENDED CERTIFICATE OF INCORPORATION

OF

XOMA CORPORATION

Pursuant to Section 242 of the

General Corporation Law of the State of Delaware (“DGCL”)

XOMA Corporation (the “Company”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

1. That the Company was incorporated under the name XOMA Corporation, pursuant to an original Certificate of Incorporation filed with the Secretary of State of the State of Delaware on December 23, 2011, which became effective on December 31, 2011 (the “Certificate of Incorporation”). A Certificate of Domestication was filed with the Secretary of State on December 23, 2011, which became effective on December 31, 2011. A Certificate of Amendment of Certificate of Incorporation was filed with the Secretary of State on May 25, 2012 and a Certificate of Amendment to the Amended Certificate of Incorporation was filed with the Secretary of State on May 22, 2014.

2. That the Board of Directors duly adopted a resolution proposing to amend the Certificate of Incorporation, declaring said amendment to be advisable and directing that the amendment proposed be considered at a special meeting of the stockholders.

3. That thereafter a Special Meeting of Stockholders of the Company was duly called and held, upon notice in accordance with Section 222 of the DGCL, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment of the Certificate of Incorporation.

4. That, accordingly, the first paragraph of Article FOURTH is hereby amended and restated in its entirety to read as follows:

“FOURTH: The total number of shares of all classes of stock which the Company shall have authority to issue is 278,333,332, of which 277,333,332 shares with a par value of $0.0075 per share shall be designated as common stock (“Common Stock”) and 1,000,000 shares with par value $0.05 per share shall be designated as preferred stock (“Preferred Stock”). Effective as of 5:00 p.m., Eastern time, on the date this Certificate of Amendment of Amended Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, each sixteen (16) shares of Common Stock, par value $0.0075 per share, issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock, par value $.0075 per share; provided, however, that the Corporation shall issue no fractional shares as a result of the actions set forth herein but shall instead pay to the holder of such fractional share a sum in cash equal to such fraction multiplied by: (i) the average closing sale price of shares of Common Stock for the 10 trading days immediately prior to the Effective Time (calculated on a post-reverse split basis) or, if no such sale takes place on such days, the average of the closing bid and asked prices for such days, as officially reported on the NASDAQ Global Market, or, if the Common Stock is then not listed on the NASDAQ Global Market or the NASDAQ Capital Market, the average closing bid price per share of the Common Stock for such days, as then quoted on the OTC Bulletin Board or any tier of the OTC Markets, or (ii) if the Common Stock is not traded on or quoted on a nationally recognized securities exchange, inter-dealer quotation system or over-the-counter market, the fair market value of the Common Stock as determined by the Board of Directors of the Company in its reasonable good faith judgement.”

5. That said amendment of the Certificate of Incorporation was duly adopted in accordance with Section 242 of the DGCL.

A-3-1

IN WITNESS WHEREOF, the Company has caused this Certificate of Amendment of Certificate of Incorporation to be executed by a duly authorized officer thereof on this [            ] day of October 2016.

XOMA CORPORATION

By:
	Name:	John Varian
	Title:	Chief Executive Officer

A-3-2

APPENDIX A-4

CERTIFICATE OF AMENDMENT

TO THE

AMENDED CERTIFICATE OF INCORPORATION

OF

XOMA CORPORATION

Pursuant to Section 242 of the

General Corporation Law of the State of Delaware (“DGCL”)

XOMA Corporation (the “Company”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

1. That the Company was incorporated under the name XOMA Corporation, pursuant to an original Certificate of Incorporation filed with the Secretary of State of the State of Delaware on December 23, 2011, which became effective on December 31, 2011 (the “Certificate of Incorporation”). A Certificate of Domestication was filed with the Secretary of State on December 23, 2011, which became effective on December 31, 2011. A Certificate of Amendment of Certificate of Incorporation was filed with the Secretary of State on May 25, 2012 and a Certificate of Amendment to the Amended Certificate of Incorporation was filed with the Secretary of State on May 22, 2014.

2. That the Board of Directors duly adopted a resolution proposing to amend the Certificate of Incorporation, declaring said amendment to be advisable and directing that the amendment proposed be considered at a special meeting of the stockholders.

3. That thereafter a Special Meeting of Stockholders of the Company was duly called and held, upon notice in accordance with Section 222 of the DGCL, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment of the Certificate of Incorporation.

4. That, accordingly, the first paragraph of Article FOURTH is hereby amended and restated in its entirety to read as follows:

“FOURTH: The total number of shares of all classes of stock which the Company shall have authority to issue is 278,333,332, of which 277,333,332 shares with a par value of $0.0075 per share shall be designated as common stock (“Common Stock”) and 1,000,000 shares with par value $0.05 per share shall be designated as preferred stock (“Preferred Stock”). Effective as of 5:00 p.m., Eastern time, on the date this Certificate of Amendment of Amended Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, each eighteen (18) shares of Common Stock, par value $0.0075 per share, issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock, par value $.0075 per share; provided, however, that the Corporation shall issue no fractional shares as a result of the actions set forth herein but shall instead pay to the holder of such fractional share a sum in cash equal to such fraction multiplied by: (i) the average closing sale price of shares of Common Stock for the 10 trading days immediately prior to the Effective Time (calculated on a post-reverse split basis) or, if no such sale takes place on such days, the average of the closing bid and asked prices for such days, as officially reported on the NASDAQ Global Market, or, if the Common Stock is then not listed on the NASDAQ Global Market or the NASDAQ Capital Market, the average closing bid price per share of the Common Stock for such days, as then quoted on the OTC Bulletin Board or any tier of the OTC Markets, or (ii) if the Common Stock is not traded on or quoted on a nationally recognized securities exchange, inter-dealer quotation system or over-the-counter market, the fair market value of the Common Stock as determined by the Board of Directors of the Company in its reasonable good faith judgement.”

5. That said amendment of the Certificate of Incorporation was duly adopted in accordance with Section 242 of the DGCL.

A-4-1

IN WITNESS WHEREOF, the Company has caused this Certificate of Amendment of Certificate of Incorporation to be executed by a duly authorized officer thereof on this [            ] day of October 2016.

XOMA CORPORATION

By:
	Name:	John Varian
	Title:	Chief Executive Officer

A-4-2

APPENDIX A-5

CERTIFICATE OF AMENDMENT

TO THE

AMENDED CERTIFICATE OF INCORPORATION

OF

XOMA CORPORATION

Pursuant to Section 242 of the

General Corporation Law of the State of Delaware (“DGCL”)

XOMA Corporation (the “Company”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

1. That the Company was incorporated under the name XOMA Corporation, pursuant to an original Certificate of Incorporation filed with the Secretary of State of the State of Delaware on December 23, 2011, which became effective on December 31, 2011 (the “Certificate of Incorporation”). A Certificate of Domestication was filed with the Secretary of State on December 23, 2011, which became effective on December 31, 2011. A Certificate of Amendment of Certificate of Incorporation was filed with the Secretary of State on May 25, 2012 and a Certificate of Amendment to the Amended Certificate of Incorporation was filed with the Secretary of State on May 22, 2014.

2. That the Board of Directors duly adopted a resolution proposing to amend the Certificate of Incorporation, declaring said amendment to be advisable and directing that the amendment proposed be considered at a special meeting of the stockholders.

3. That thereafter a Special Meeting of Stockholders of the Company was duly called and held, upon notice in accordance with Section 222 of the DGCL, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment of the Certificate of Incorporation.

4. That, accordingly, the first paragraph of Article FOURTH is hereby amended and restated in its entirety to read as follows:

“FOURTH: The total number of shares of all classes of stock which the Company shall have authority to issue is 278,333,332, of which 277,333,332 shares with a par value of $0.0075 per share shall be designated as common stock (“Common Stock”) and 1,000,000 shares with par value $0.05 per share shall be designated as preferred stock (“Preferred Stock”). Effective as of 5:00 p.m., Eastern time, on the date this Certificate of Amendment of Amended Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, each twenty (20) shares of Common Stock, par value $0.0075 per share, issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock, par value $.0075 per share; provided, however, that the Corporation shall issue no fractional shares as a result of the actions set forth herein but shall instead pay to the holder of such fractional share a sum in cash equal to such fraction multiplied by: (i) the average closing sale price of shares of Common Stock for the 10 trading days immediately prior to the Effective Time (calculated on a post-reverse split basis) or, if no such sale takes place on such days, the average of the closing bid and asked prices for such days, as officially reported on the NASDAQ Global Market, or, if the Common Stock is then not listed on the NASDAQ Global Market or the NASDAQ Capital Market, the average closing bid price per share of the Common Stock for such days, as then quoted on the OTC Bulletin Board or any tier of the OTC Markets, or (ii) if the Common Stock is not traded on or quoted on a nationally recognized securities exchange, inter-dealer quotation system or over-the-counter market, the fair market value of the Common Stock as determined by the Board of Directors of the Company in its reasonable good faith judgement.”

5. That said amendment of the Certificate of Incorporation was duly adopted in accordance with Section 242 of the DGCL.

A-5-1

IN WITNESS WHEREOF, the Company has caused this Certificate of Amendment of Certificate of Incorporation to be executed by a duly authorized officer thereof on this [            ] day of October 2016.

XOMA CORPORATION

By:
	Name:	John Varian
	Title:	Chief Executive Officer

A-5-2

XOMA CORPORATION ATTN: ASHLEIGH BARRETO 2910 SEVENTH STRET BERKELEY, CA 94710

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on October 13, 2016. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on October 13, 2016. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends a vote FOR Proposal 1.				For	Against	Abstain

1      Approval of a series of alternate amendments to the Company’s Amended Certificate of Incorporation to effect, at the discretion of the Board of Directors, a reverse stock split of the Company’s common stock whereby each outstanding 12, 14, 16, 18 or 20 shares will be combined, converted and changed into one share of common stock, with the effectiveness of one of such amendments and the abandonment of the other amendments, or the abandonment of all amendments, to be determined by the Board of Directors in its discretion.

				☐	☐	☐
NOTE: To consider any and all other matters that may properly come before the meeting or any adjournments thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is available at www.proxyvote.com

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XOMA CORPORATION Special Meeting of Stockholders Friday, October 14, 2016 8:00 a.m. Local Time This proxy is solicited by the Board of Directors

The undersigned hereby appoints JOHN VARIAN, TOM BURNS and DENIS QUINLAN, and each of them, with full power of substitution, as the proxy or proxies of the undersigned to vote all shares of common stock of XOMA Corporation (the “Company”) which the undersigned is entitled to vote at the special meeting of stockholders of the Company to be held at the Company’s offices at 2910 Seventh Street, Berkeley, California 94710 on October 14, 2016, at 8:00 a.m. local time, and at any adjournment or postponement thereof, with all powers that the undersigned would have if personally present thereat.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side